EXHIBIT 10.1


                                                           EXECUTION COUNTERPART


     AMENDMENT NO. 1, dated as of June 22, 2005, to the Credit Agreement referred to below, between XL CAPITAL LTD, a Cayman Islands exempted limited company, X.L. AMERICA, INC., a Delaware corporation, XL INSURANCE (BERMUDA) LTD, a Bermuda limited liability company, and XL RE LTD, a Bermuda limited liability company, each of the Lenders party to such Credit Agreement and JPMORGAN CHASE BANK, N.A. as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent").

     The Obligors, the Lenders and the Administrative Agent are parties to a Three-Year Credit Agreement dated as of June 23, 2004 (the "Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit to be made by or on behalf of said Lenders to the Account Parties in an aggregate principal or face amount not exceeding $2,000,000,000. The Obligors, the Lenders and the Administrative Agent wish to amend the Credit Agreement in certain respects and, accordingly, the parties hereto hereby agree as follows:

     Section 1. Definitions. Except as otherwise defined in this Amendment No. 1, terms defined in the Credit Agreement are used herein as defined therein.

     Section 2. Amendments. Effective as of the date hereof as provided in
Section 4 of this Amendment No. 1, the Credit Agreement is hereby amended as follows:

     2.01. References in the Credit Agreement (a) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby and (b) to the "364-Day Credit Agreement" shall be deemed to be references to the Other Credit Agreement.

     2.02. Section 1.01 of the Credit Agreement is hereby amended by inserting the following definitions (or, in the case of any of the following defined terms that are already defined in the Credit Agreement, by amending and restating in its entirety each such term to read as set forth below) in their proper respective alphabetical locations:

          "Applicable Additional Margin" means a rate per annum equal to 0.10% for any period during which the sum of (a) the aggregate outstanding principal amount of the Loans and (b) the aggregate outstanding principal amount of the Loans under (and as defined in) the Other Credit Agreement shall be greater than 50% of the RC Sublimit then in effect.

          "Business Day" means any day (a) that is not a Saturday, Sunday or other day on which commercial banks in New York City, London, the Cayman Islands or Bermuda are authorized or required by law to remain closed and
     (b) if such day relates to a borrowing of, a payment or prepayment of principal of or interest on, a continuation or conversion of or into, or the Interest Period for, a Eurodollar Loan, or to a notice by an Account Party with respect to any such borrowing, payment, prepayment, continuation, conversion, or


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     Interest Period, that is also a day on which dealings in Dollar deposits are carried out in the London interbank market.

          "Consolidated Net Worth" means, at any time, the consolidated stockholders' equity of XL Capital and its Subsidiaries, provided that the calculation of such consolidated stockholders' equity shall exclude (a) the effect thereon of any adjustments required under Statement of Financial Accounting Standards No. 115 ("Accounting for Certain Investments in Debt and Equity Securities") and (b) any Exempt Indebtedness (and the assets relating thereto) in the event such Exempt Indebtedness is consolidated on the consolidated balance sheet of XL Capital and its consolidated Subsidiaries in accordance with GAAP.

          "Excluded Taxes" means, with respect to the Administrative Agent, any Lender or any other recipient of any payment to be made by or on account of any obligation of any Account Party hereunder, (a) Taxes imposed on (or measured by) its net income, net profits or overall gross receipts (including, without limitation, branch profits or similar taxes) by the United States of America, or by any jurisdiction under the laws of which such recipient is organized or resident, in which such recipient has an office or with which such recipient has any other connection (other than a connection that is deemed to arise solely by reason of both (I) the transactions contemplated by this Agreement and (II) an Account Party being organized in, maintaining an office in, conducting business in, or having a connection with, such jurisdiction), (b) any Taxes not described in clause
     (a) above (other than Other Taxes) that are imposed as a result of a connection the Administrative Agent or any Lender, as the case may be, has with the relevant jurisdiction (other than a connection that is deemed to arise solely by reason of both (I) the transactions contemplated by this Agreement and (II) an Account Party being organized or resident in, maintaining an office in, conducting business in, or having a connection with, such jurisdiction) and (c) any Tax imposed pursuant to a law in effect at the time such Lender first becomes a party to this Agreement except to the extent that such Lender's assignor, if any, was entitled at the time of the assignment to receive additional amounts from the Account Parties with respect to such Tax under Sections 2.19(a) or 2.19(c) and (d) any Tax that is attributable to such Lender's failure or inability (other than as a result of a Change in Law formally announced after such Lender becomes a party to this Agreement) to comply with Section 2.19(e).

          "Exempt Indebtedness" means, any Indebtedness of any Person (other than XL Capital or any of its Affiliates) that is consolidated on the balance sheet of XL Capital and its consolidated Subsidiaries in accordance with GAAP (whether or not required to be so consolidated); provided that
     (a) at the time of the incurrence of such Indebtedness by such Person, the cash flows from the assets of such Person shall reasonably be expected by such Person to liquidate such Indebtedness and all other liabilities (contingent or otherwise) of such Person and (b) no portion of such Indebtedness of such Person shall be Guaranteed (other than guarantees of the type referred to in clause (a) or (b) of the definition of Indebtedness) by, or shall be secured by a Lien on any assets owned by, XL Capital or any of its Subsidiaries and neither such Person nor any of the holders of such Indebtedness shall have any direct or indirect recourse to XL Capital or

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                                      -3-


     any of its Subsidiaries (other than in respect of liabilities and guarantees of the type referred to in clause (a) or (b) of the definition of Indebtedness).

          "Indebtedness" means, for any Person, without duplication: (i) all indebtedness or liability for or on account of money borrowed by, or for or on account of deposits with or advances to (but not including accrued pension costs, deferred income taxes or accounts payable of) such Person;
     (ii) all obligations (including contingent liabilities) of such Person evidenced by bonds, debentures, notes, banker's acceptances or similar instruments; (iii) all indebtedness or liability for or on account of property or services purchased or acquired by such Person; (iv) any amount secured by a Lien on property owned by such Person (whether or not assumed) and Capital Lease Obligations of such Person (without regard to any limitation of the rights and remedies of the holder of such Lien or the lessor under such capital lease to repossession or sale of such property);
     (v) the maximum available amount of all standby letters of credit issued for the account of such Person and, without duplication, all drafts drawn thereunder (to the extent unreimbursed); and (vi) all Guarantees of such Person; provided that the following shall be excluded from Indebtedness of XL Capital and any of its Subsidiaries for purposes of this Agreement: (a) all payment liabilities of any such Person under insurance and reinsurance policies from time to time issued by such Person, including guarantees of any such payment liabilities; (b) all other liabilities (or guarantees thereof) arising in the ordinary course of any such Person's business as an insurance or reinsurance company (including GICs and Stable Value Instruments and any Specified Transaction Agreement relating thereto), or as a corporate member of The Council of Lloyd's, or as a provider of financial or investment services or contracts (including GICs and Stable Value Instruments and any Specified Transaction Agreement relating thereto); and (c) any Exempt Indebtedness.

          "JPMCB" means JPMorgan Chase Bank, N.A (f/k/a JPMorgan Chase Bank).

          "Other Credit Agreement" shall mean the Credit Agreement dated as of June 22, 2005 among the Account Parties, the lenders party thereto and JPMCB, as Administrative Agent (as amended and in effect from time to time, including any renewals, extensions, restatements or replacements thereof).

          "RC Sublimit" means $1,000,000,000, as such amount may be reduced from time to time pursuant to Section 2.11.

          "Total Funded Debt" means, at any time, all Indebtedness of XL Capital and its Subsidiaries and any other Person which would at such time be classified in whole or in part as a liability on the consolidated balance sheet of XL Capital and its consolidated Subsidiaries in accordance with GAAP (it being understood for avoidance of doubt that any liability or obligation excluded from the definition of Indebtedness shall not constitute Indebtedness for purposes of this definition).




                 Amendment No. 1 to Three-Year Credit Agreement

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     2.03. Taxes.

     (a) Section 2.19(e) of the Credit Agreement is hereby amended and restated in its entirety as follows:

          "(e) Exemptions. Each Lender and the Administrative Agent shall, at the written request of XL Capital, provide to any Account Party such form, certification or similar documentation, if any (each duly completed, accurate and signed) as is currently required by any Account Party Jurisdiction or any other jurisdiction, or comply with such other requirements, if any, as is currently applicable in such Account Party Jurisdiction or any other jurisdiction, in order to obtain an exemption from, or reduced rate of, deduction, payment or withholding of Indemnified Taxes or Other Taxes to which such Lender or the Administrative Agent is entitled pursuant to an applicable tax treaty or the law of such Account Party Jurisdiction or any other jurisdiction; provided that XL Capital shall have furnished to such Lender or the Administrative Agent in a reasonably timely manner copies of such documentation and notice of such requirements together with applicable instructions. Upon the reasonable request of XL Capital in writing, each Lender and the Administrative Agent will provide to XL Capital such form, certification or similar documentation (each duly completed, accurate and signed) as may in the future be required by any Account Party Jurisdiction or any other jurisdiction, or comply with such other requirements, if any, as may be applicable in such Account Party Jurisdiction or any other jurisdiction in order to obtain an exemption from, or reduced rate of, deduction, payment or withholding of Indemnified Taxes or Other Taxes to which such Lender or the Administrative Agent is entitled pursuant to an applicable tax treaty or the law of the relevant jurisdiction. In addition, each Lender agrees from time to time when a lapse in time or change in circumstances renders the previous documentation obsolete or inaccurate in any material respect, it will deliver to the Account Parties such properly completed and executed documentation as will permit such payments to continue to be made without withholding or at a reduced rate, or notify the Account Parties that it is unable to do so."

     (b) Section 2.19(f) of the Credit Agreement is hereby amended and restated in its entirety as follows:

          "(f) If the Administrative Agent or a Lender determines, in its reasonable discretion, that it has received a refund from the relevant Governmental Authority (in cash or as an offset against another tax liability owing to such Governmental Authority) of any Taxes or Other Taxes as to which it has been indemnified by an Account Party or with respect to which an Account Party has paid additional amounts pursuant to this Section, it shall pay over such refund to such Account Party (but only to the extent of indemnity payments made, or additional amounts paid, by such Account Party under this Section with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of the Administrative Agent or such Lender and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided that such Account Party, upon the request of the Administrative Agent or such Lender, agrees to repay the amount paid over to such Account Party (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent or such Lender in the event the Administrative Agent or such


                 Amendment No. 1 to Three-Year Credit Agreement

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                                      -5-


     Lender is required to repay such refund to such Governmental Authority. This Section shall not be construed to require the Administrative Agent or any Lender to make available its tax returns (or any other information relating to its taxes not expressly required to be made available hereunder which it reasonably deems confidential) to any Account Party or any other Person."

     (c) Section 2.19 of the Credit Agreement is hereby amended by deleting clause (g) thereof in its entirety.

     2.04. Section 7.02 of the Credit Agreement is hereby amended by (i) deleting the word "or" at the end of clause (b) thereof, (ii) replacing the period at the end of clause (c) thereof with a semicolon followed by the word "or" and (iii) inserting, immediately after such clause (c), a new clause (d) to read as follows:

          "(d) Dispositions from an Account Party or a wholly-owned Subsidiary to any other Account Party or wholly-owned Subsidiary."

     2.05. Section 7.03(h) of the Credit Agreement is hereby amended and restated in its entirety as follows:

          "(h) Liens on (i) assets received, and on actual or imputed investment income on such assets received incurred as part of its business including activities utilizing ISDA documentation or any Specified Transaction Agreement relating and identified to specific insurance payment liabilities or to liabilities arising in the ordinary course of any Account Parties' or any of their Subsidiary's business as an insurance or reinsurance company (including GICs and Stable Value Instruments) or corporate member of The Council of Lloyd's or as a provider of financial or investment services or contracts, or the proceeds thereof (including GICs and Stable Value Instruments), in each case held in a segregated trust, trust or other account and securing such liabilities, (ii) assets securing Exempt Indebtedness of any Person (other than XL Capital or any of its Affiliates) in the event such Exempt Indebtedness is consolidated on the consolidated balance sheet of XL Capital and its consolidated Subsidiaries in accordance with GAAP or (iii) any other assets subject to any trust or other account arising out of or as a result of contractual, regulatory or any other requirements; provided that in no case shall any such Lien secure Indebtedness and any Lien which secures Indebtedness shall not be permitted under this clause (h);".

     2.06. Section 7.06 of the Credit Agreement is hereby amended and restated in its entirety as follows:

          "Consolidated Net Worth. XL Capital will not permit its Consolidated Net Worth to be less than the sum of (a) $5,000,000,000 plus (b) 25% of consolidated net income (if positive) of XL Capital and its Subsidiaries for each fiscal quarter ending on or after June 30, 2005."

     2.07. Section 10.04(b)(v) of the Credit Agreement is hereby amended by deleting


                 Amendment No. 1 to Three-Year Credit Agreement

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                                      -6-


the word "may" in the seventh line thereof and replacing it with the word
"shall".

     Section 3. Representations and Warranties. Each Account Party hereby represents and warrants to the Administrative Agent and the Lenders that (i) the representations and warranties of such Account Party set forth in Article IV of the Credit Agreement are, on the date hereof, true and complete as if made on the date hereof (and after giving effect to this Amendment No. 1) and as if each reference in said Article IV to "this Agreement" includes reference to this Amendment No. 1 and (ii) both ) immediately before and after giving effect to the amendments under Section 2 hereof, no Default has occurred and is continuing.

     Section 4. Conditions Precedent. The amendments to the Credit Agreement set forth in Section 2 of this Amendment No. 1 shall become effective, as of the date hereof, upon receipt by the Administrative Agent of one or more counterparts of this Amendment No. 1 duly executed and delivered by each of the Obligors and the Required Lenders.

     Section 5. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the laws of the State of New York.


                 Amendment No. 1 to Three-Year Credit Agreement

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                                      -7-


     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered as of the day and year first above written.



                                 X.L. AMERICA, INC., as an
                                 Account Party and a
                                 Guarantor


                                 By:  /s/ Gabe Carino
                                      ----------------------------------------
                                      Name:  Gabe Carino
                                      Title:  Vice President


                                 XL INSURANCE (BERMUDA) LTD,
                                 as an Account Party and a Guarantor


                                 By:  /s/ Christopher A. Coelho
                                      ----------------------------------------
                                      Name:  Christopher A. Coelho
                                      Title:  Senior Vice-President &
                                              Chief Financial Officer


                                 XL RE LTD,
                                 as an Account Party and a Guarantor


                                 By:  /s/ Gregory S. Hendrick
                                      ----------------------------------------
                                      Name:  Gregory S. Hendrick
                                      Title:  President & Chief
                                              Underwriting Officer


                 Amendment No. 1 to Three-Year Credit Agreement

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                                      -8-



     IN WITNESS WHEREOF, XL Capital has caused this Amendment No. 1 to be duly executed as a Deed by an authorized officer as of the day and year first above written.

                                 EXECUTED AS A DEED by XL CAPITAL LTD,
                                 as an Account Party and a Guarantor

                                 /s/ Georgette D. Barit
                                 -----------------------------------------------
                                 witness


                                 By:  /s/ Kirstin Romann Gould
                                      ----------------------------------------
                                      Name:  Kirstin Romann Gould
                                      Title:  Senior Vice President, Chief
                                              Corporate Legal Officer &
                                              Secretary



                                                                          [SEAL]


                 Amendment No. 1 to Three-Year Credit Agreement

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                                      -9-



                                LENDERS


                                JPMORGAN CHASE BANK, N.A.
                                  individually and as Administrative Agent


                                By:  /s/ Helen L. Newcomb
                                     ----------------------------------------
                                     Name:  Helen L. Newcomb
                                     Title:  Vice President


                                BARCLAYS BANK PLC


                                By:  /s/ Clinton Murr
                                     ----------------------------------------
                                     Name:  Clinton Murr
                                     Title:  Manager


                                CITIBANK, N.A.


                                By:  /s/ Michael A. Taylor
                                     ----------------------------------------
                                     Name:  Michael A. Taylor
                                     Title:  Managing Director





                 Amendment No. 1 to Three-Year Credit Agreement
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                                      -10-


                                KEYBANK NATIONAL ASSOCIATION


                                By:  /s/ Mary K. Young
                                     ----------------------------------------
                                     Name:  Mary K. Young
                                     Title:  Vice President


                                WACHOVIA BANK, NATIONAL ASSOCIATION


                                By:  /s/ Joan Anderson
                                     ----------------------------------------
                                     Name:  Joan Anderson
                                     Title:  Director


                                ABN AMRO BANK N.V.


                                By:  /s/ Neil R. Stein
                                     ----------------------------------------
                                     Name:  Neil R. Stein
                                     Title:  Director

                                By:  /s/ Michael De Marco
                                     ----------------------------------------
                                     Name:  Michael De Marco
                                     Title:  Asst. Vice President


                                CALYON NEW YORK BRANCH


                                By:  /s/ Sebastian Rocco
                                     ----------------------------------------
                                     Name:  Sebastian Rocco
                                     Title:  Managing Director

                                By:  /s/ Peter Rasmussen
                                     ----------------------------------------
                                     Name:  Peter Rasmussen
                                     Title:  Managing Director





                 Amendment No. 1 to Three-Year Credit Agreement
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                                      -11-

                                MERRILL LYNCH BANK USA


                                By:  /s/ Louis Alder
                                     ----------------------------------------
                                     Name:  Louis Alder
                                     Title:  Director


                                MELLON BANK, N.A.


                                By:  /s/ Jeffrey R. Dickson
                                     ----------------------------------------
                                     Name:  Jeffrey R. Dickson
                                     Title:  First Vice President


                                THE BANK OF TOKYO-MITSUBISHI, LTD.
                                NEW YORK BRANCH


                                By:  /s/ Chimie T. Pemba
                                     ----------------------------------------
                                     Name:  Chimie T. Pemba
                                     Title:  Authorized Signatory


                                BANK OF AMERICA, N.A.


                                By:  /s/ Timothy Cassidy
                                     ----------------------------------------
                                     Name:  Timothy Cassidy
                                     Title:  Vice President




                 Amendment No. 1 to Three-Year Credit Agreement

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                                      -12-


                                CREDIT SUISSE NEW YORK BRANCH (f/k/a Credit
                                  Suisse First Boston New York Branch)


                                By:  /s/ Jay Chall
                                     -------------------------------------------
                                  Name:  Jay Chall
                                  Title:  Director



                                By:  /s/ Mikhail Faybusovich
                                     -------------------------------------------
                                  Name:  Mikhail Faybusovich
                                  Title:  Associate


                                LLOYDS TSB BANK PLC, NEW YORK BRANCH


                                By:  /s/ Matthew S.R. Tuck
                                     -------------------------------------------
                                  Name:  Matthew S.R. Tuck
                                  Title:  Vice President
                                          Financial Institutions, USA

                                By:  /s/ Paul D. Briamonte
                                     -------------------------------------------
                                  Name:  Paul D. Briamonte
                                  Title:  Director-Project Finance (USA)



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                                      -13-

                                THE ROYAL BANK OF SCOTLAND PLC


                                By:  /s/ John Mallett
                                     -------------------------------------------
                                  Name:  John Mallett
                                  Title:  Relationship Director


                                THE BANK OF NEW YORK


                                By:  /s/ Sreecaran Ganesan
                                     -------------------------------------------
                                  Name:  Sreecaran Ganesan
                                  Title:  Vice President


                                UBS AG, STAMFORD BRANCH


                                By:  /s/ Wilfred V. Saint
                                     -------------------------------------------
                                  Name:  Wilfred V. Saint
                                  Title:  Director
                                          Banking Products Services, US

                                By:  /s/ Marie A. Haddad
                                     -------------------------------------------
                                  Name:  Marie A. Haddad
                                  Title:  Associate Director
                                          Banking Products Services, US


                                COMERICA BANK


                                By:  /s/ Chatphet Saipetch
                                     -------------------------------------------
                                  Name:  Chatphet Saipetch
                                  Title:  Assistant Vice President




                 Amendment No. 1 to Three-Year Credit Agreement